UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
February 18, 2014

Valhi, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5467	87-0110150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 1.02	Termination of a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed by Kronos Worldwide, Inc., a Delaware corporation and an affiliate of the registrant ("Kronos Worldwide"), under Items 1.01, 1.02, 2.03 and 2.04 of the Current Report on Form 8-K that Kronos Worldwide (File No. 1-31763) filed with the U.S. Securities and Exchange Commission on February 18, 2014 is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The registrant will furnish a copy of any of the exhibits listed below upon payment of $4.00 per exhibit to cover our costs to furnish the exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

10.1
Credit Agreement, dated February 18, 2014, by and among the registrant and Deutsche Bank AG New York Branch., as administrative agent and lender. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K dated February 18, 2014 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on February 18, 2014).

10.2
Guaranty and Security Agreement, dated February 18, 2014, among Kronos Worldwide, Inc., Kronos Louisiana, Inc., Kronos (US), Inc., Kronos International, Inc. and Deutsche Bank AG New York Branch. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K dated February 18, 2014 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on February 18, 2014).

10.3
Intercreditor Agreement dated as of February 18, 2014, by and between Wells Fargo Capital Finance and Deutsche Bank AG New York Branch, and acknowledged by Kronos Worldwide, Inc., Kronos Louisiana, Inc. and Kronos (US), Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K dated February 18,  2014 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on February 18, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valhi, Inc.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: February 18, 2014	Gregory M. Swalwell Vice President and Controller

INDEX TO EXHIBITS

Item No.	Exhibit Index

10.1
Credit Agreement, dated February 18, 2014, by and among the registrant and Deutsche Bank AG New York Branch., as administrative agent and lender. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K dated February 18, 2014 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on February 18, 2014).

10.2
Guaranty and Security Agreement, dated February 18, 2014, among Kronos Worldwide, Inc., Kronos Louisiana, Inc., Kronos (US), Inc., Kronos International, Inc. and Deutsche Bank AG New York Branch. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K dated February 18, 2014 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on February 18, 2014).

10.3
Intercreditor Agreement dated as of February 18, 2014, by and between Wells Fargo Capital Finance and Deutsche Bank AG New York Branch, and acknowledged by Kronos Worldwide, Inc., Kronos Louisiana, Inc. and Kronos (US), Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K dated February 18,  2014 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on February 18, 2014).